Exhibit 10.1

TETRALOGIC PHARMACEUTICALS CORPORATION

AT-THE-MARKET EQUITY OFFERING SALES AGREEMENT

March 13, 2015

GUGGENHEIM SECURITIES, LLC

330 Madison Avenue

New York, NY 10017

Ladies and Gentlemen:

TetraLogic Pharmaceuticals Corporation, a corporation organized under the laws of the State of Delaware (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell from time to time to or through Guggenheim Securities, LLC (“Guggenheim Securities”), as sales agent and/or principal, shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), having an aggregate offering price of up to $25,000,000 (the “Maximum Amount”) on the terms set forth in Section 2 of this Sales Agreement (this “Agreement”).  The Company agrees that whenever it determines to sell Shares directly to Guggenheim Securities as principal, it will enter into a separate agreement (each, a “Terms Agreement”) in substantially the form of Annex I hereto.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and such registration statement sets forth the material terms of the offering, sale and plan of distribution of the Shares and contains additional information concerning the Company and its business. As used herein, “Registration Statement” means such registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, including (1) all documents filed as a part thereof or incorporated, or deemed to be incorporated, by reference therein and (2) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the 1933 Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the 1933 Act, to be part of the registration statement at the effective time. “Base Prospectus” means the prospectus dated January 15, 2015, filed as part of the Registration Statement, including the documents incorporated by reference therein as of the date of such prospectus; “Prospectus Supplement” means the most recent prospectus supplement relating to the Shares, to be filed by the Company with the Commission pursuant to Rule 424(b) under the 1933 Act on or before the second business day after the date of its first use in connection with a public offering or sale of Shares pursuant hereto (or such earlier time as may be required under the 1933 Act), in the form furnished by the Company to Guggenheim Securities in connection with the offering of the Shares; “Prospectus” means the Prospectus Supplement (and any additional prospectus supplement prepared in accordance with the provisions of this Agreement and filed in accordance with the provisions of Rule 424(b)) together with the Base Prospectus attached to or used with the Prospectus Supplement; and “Permitted Free Writing Prospectuses” has the meaning set forth in Section 1(b). Any reference herein to the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus shall, unless otherwise stated, be deemed to refer to and include the documents, if any, incorporated, or deemed to be incorporated, by reference therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall, unless stated otherwise, be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “1934 Act”) on or after the initial effective date of the Registration Statement or the date of the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

Section. 1                                          Representations and Warranties.  The Company represents and warrants to, and agrees with, on and as of (i) the date hereof, (ii) each date on which the Company accepts a Sales Notice (as defined in Section 2(g)(i)) (such date, a “Time of Acceptance”) or executes or delivers a Terms Agreement, (iii) each Time of Sale (as defined in Section 1(a)), (iv) each Settlement Date and (v) each Bring-Down Delivery Date (as defined in Section 3(k))(each such date listed in (i) through (v), a “Representation Date”) as follows:

(a)                                 Compliance with Registration Requirements.  The Registration Statement is a shelf registration statement that has been filed with the Commission not earlier than three years prior to the date hereof; there is no order preventing or suspending the use of the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, and, to the knowledge of the Company, no proceeding for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering has been initiated or threatened by the Commission; no notice of objection of the Commission to the use of such Registration Statement pursuant to Rule 401(g)(2) under the 1933 Act has been received by the Company; the Registration Statement complied when it initially became effective, complies as of the date hereof and, as then amended or supplemented, as of each other Representation Date will comply, in all material respects, with the requirements of the 1933 Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the 1933 Act (including, without limitation, Rule 415(a)(5)); the Prospectus complied or will comply, at the time it was or will be filed with the Commission, and will comply, as then amended or supplemented, as of each Representation Date (other than the date hereof), in all material respects, with the requirements of the 1933 Act; the Registration Statement did not, as of the time of its initial effectiveness, and does not or will not, as then amended or supplemented, as of each Representation Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; as of each Representation Date (other than the date hereof), the Prospectus, as then amended or supplemented, together with all of the then issued Permitted Free Writing Prospectuses, if any, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement or omission in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning Guggenheim Securities and furnished in writing by or on behalf of Guggenheim Securities expressly for use in the Registration Statement, the Prospectus or such Permitted Free Writing Prospectus (it being understood that such information consists solely of the information specified in Section 20). As used herein, “Time of Sale” means (i) with respect to each offering of Shares pursuant to this Agreement, the time of Guggenheim Securities’ initial entry into contracts with investors for the sale of such Shares and (ii) with respect to each offering of Shares pursuant to any relevant Terms Agreement, the time of sale of such Shares.

(b)                                 Prospectuses. Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any of the Shares by means of any “prospectus” (within the meaning of the 1933 Act) or used any “prospectus” (within the meaning of the 1933 Act) in connection with the offer or sale of the Shares, in each case other than the Base Prospectus. The Company represents and agrees that, unless it obtains the prior consent of Guggenheim Securities, until the termination of this Agreement, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus” (as defined in Rule 433 under the 1933 Act) or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the 1933 Act). Any such free writing prospectus relating to the Shares consented to by Guggenheim Securities is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has complied and will comply in all material respects with the requirements of Rule 433 under the 1933 Act applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the 1933 Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the 1933 Act, satisfies the requirements of Section 10 of the 1933 Act; neither the Company nor Guggenheim Securities is disqualified, by reason of Rule 164(f) or (g) under the 1933 Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the 1933 Act) pursuant to Rules 164 and 433 under the 1933 Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the 1933 Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the 1933 Act with respect to the offering of the Shares contemplated by the Registration Statement.

(c)                                  Incorporated Documents. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)                                 Incorporation and Good Standing of the Company and its Subsidiaries.  The Company has been duly organized and is validly existing under the laws of Delaware and has the corporate power and authority to lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement.  Each of the Company’s subsidiaries (each, a “Subsidiary,” and collectively, the “Subsidiaries”) has been duly organized and is validly existing, in good standing, where applicable, under the laws of its jurisdiction of organization and has the requisite power and authority to lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its Subsidiaries is duly qualified as a foreign corporation or other business entity to transact business and is in good standing, where applicable, in each jurisdiction in which such qualification is required, whether by reason of the leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not reasonably be expected to, individually or in the aggregate, result in any material adverse change, or any development involving a material adverse change, in or affecting the current business, prospects, financial position, stockholders’ equity, or results of operations of the Company and its Subsidiaries, taken as a whole, or the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (a “Material Adverse Change”). The Company owns or controls, directly or indirectly, only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities:  TetraLogic Research and Development Corporation, a Delaware corporation, and Shape Pharmaceuticals Pty. Ltd., an Australian corporation. All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through other Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, or claim, except for such security interests, mortgages, pledges, liens, encumbrances and claims that would not reasonably be expected to result in a Material Adverse Change.

(e)                                  Capitalization and Other Capital Stock Matters.  The Company has an authorized capitalization as set forth in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus. All of the Shares conform to the description thereof contained in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus. The form of certificates for the Shares conforms to the corporate law of Delaware and to any requirements of the Company’s organizational documents. Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, except as otherwise specifically stated therein or in this Agreement, the Company has not: (i) issued any securities; (ii) incurred any liability or obligation, direct or contingent, for borrowed money; or (iii) declared or paid any dividend or made any other distribution on or in respect to its capital stock. The description of the Company’s stock option, stock bonus, and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus,

accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options, and rights.

(f)                                   Authorization of the Shares.  The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive or similar rights of stockholders exist with respect to any of the Shares or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

(g)                                  Due Execution, Delivery and Performance of the Agreement.  The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate or similar applicable action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

(h)                                 No Violation.  Neither the Company nor any Subsidiary is, (i) in violation of its certificate of incorporation, by-laws or other organizational documents, as applicable, (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or (iii) in violation of any law, order, rule or regulation judgment, order, writ or decree applicable to it of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over it, or any of their properties or assets, except in the case of clauses (ii) and (iii), for such violations or defaults as would not reasonably be expected to result in a Material Adverse Change.

(i)                                     No Further Government Authorizations or Approvals Required.  Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect (except such additional steps as may be required by the Commission, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws).

(j)                                    Independent Accountants.  Each of Ernst & Young LLP and EisnerAmper LLP, who have certified certain of the financial statements filed with the Commission included in or incorporated by reference in the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the 1933 Act and the applicable rules and regulations and the Public Company Accounting Oversight Board (United States) as required by the 1933 Act and the 1934 Act.

(k)                                 No Defaults.  The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiaries or any of their respective properties is bound, (ii) or of the certificate of incorporation, by-laws or other organizational documents, as applicable, of the Company or any Subsidiary or (iii) any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or such Subsidiary, or any of their properties or assets; except in the case of clauses (i) and (iii) for such conflicts, breaches and defaults that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change.

(l)                                     No Actions. There is no legal, governmental, administrative or regulatory investigation, action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary, or to which any property of the Company or any Subsidiary is, or to the knowledge of the Company, would reasonably be expected to be, subject, before any court or regulatory or administrative agency or otherwise which if determined adversely to the Company or any Subsidiary would, individually or in the aggregate, result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated hereby. There are no current or pending legal, governmental, administrative or regulatory investigations, actions, suits, claims or proceedings that are required under the 1933 Act to be described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus that are not so described. There are no statutes, regulations or contracts or other documents that are required under the 1933 Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus that are not so filed as exhibits to the Registration Statement or so described.

(m)                             Properties.  The Company and its Subsidiaries have good and marketable title to all of the properties and assets reflected in the financial statements included or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus or which (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) would not, individually or in the aggregate, result in a Material Adverse Change. The Company and its Subsidiaries occupy their respective leased properties under valid and binding leases conforming in all material respects to the description thereof, if applicable, set forth in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus.

(n)                                 Financial Statements.  The financial statements of the Company, together with related notes and schedules included or incorporated by reference in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, comply in all material respects with the applicable requirements of the 1933 Act and present fairly the financial position and the results of operations and cash flows of the Company, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with United States generally accepted principles of accounting (“GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The other financial information included in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus present fairly the information shown therein and such information has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The pro forma financial information included in or incorporated by reference in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. All disclosures contained in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the 1934 Act and Item 10 of Regulation S-K under the 1933 Act, to the extent applicable. The Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus that are not included or incorporated by reference therein as required.

(o)                                 No Material Adverse Change.  Since the date of the most recent financial statements included or incorporated by reference in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, (i) there has not been any Material Adverse Change, (ii) there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or any Subsidiary, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, as each may be amended or supplemented, and (iii) neither the Company nor any Subsidiary has sustained any loss or interference with its business that is material to the Company and its Subsidiaries, taken as a whole, and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus.

(p)                                 Governmental Licenses. Except as would not, individually or in the aggregate, result in a Material Adverse Change, (i) the Company and its Subsidiaries (A) hold all licenses, registrations, certificates and permits from governmental authorities (collectively, “Governmental Licenses”) which are necessary to the conduct of their businesses, (B) are in compliance with the terms and conditions of all Governmental Licenses, and all Governmental Licenses are valid and in full force and effect, and (C) has not received any notice of any proceedings relating to the revocation or modification of any Governmental License.

(q)                                 Intellectual Property and Technology.

(i)                                     Except as otherwise disclosed in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, the Company and its Subsidiaries owns or has obtained valid and enforceable licenses for all patents, patent applications, inventions, trademarks, trade names, service marks, logos, trade dress, designs, data, database rights, Internet domain names, rights of privacy, rights of publicity, copyrights, works of authorship, license rights, trade secrets, know-how and proprietary information (including unpatented and unpatentable proprietary or confidential information, inventions, systems or procedures) and other industrial property and intellectual property rights described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, as being owned or licensed by them (collectively, “Intellectual Property”) which are necessary in all material respects for the conduct of its business as currently conducted or as currently proposed to be conducted in the future. To the Company’s knowledge: (i) there are no third parties who have rights to any material Intellectual Property, except for (x) those third party rights set forth in any applicable license agreement with respect to Intellectual Property that is disclosed in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus as licensed to the Company or any Subsidiary, including but not limited to, customary reversionary rights of third-party licensors, (y) Intellectual Property jointly owned by a third party and the Company or a Subsidiary; and (z) Intellectual Property subject to government rights under the Bayh-Dole Act (P.L. 96-517, Patent and Trademark Act Amendments of 1980); and (ii) there is no infringement by third parties of any Intellectual Property. There is no pending or, to the Company’s knowledge, overtly threatened action, suit, proceeding or claim by others: (A) challenging the Company’s or any Subsidiary’s rights in or to any Intellectual Property, and, except as otherwise disclosed in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (B) challenging the validity, enforceability or scope of any Intellectual Property, except standard patent examination proceedings before the applicable governmental authorities, and, except as otherwise disclosed in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (C) asserting that the Company or any Subsidiary infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus as under development, infringe or violate, any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, and, except as otherwise disclosed in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim. Each of the Company and its Subsidiaries has complied in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the

Company or a Subsidiary, as applicable, and all such agreements are in full force and effect. The Company has taken all reasonable steps necessary to secure their interests in the Intellectual Property from their employees and contractors and to protect the confidentiality of all of their confidential information and trade secrets. The product candidates described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus as under development by the Company and its Subsidiaries fall within the scope of the claims of one or more patents or patent applications owned by, or exclusively licensed to, the Company.

(ii)                                  None of the Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company or any of the Subsidiaries has been obtained or is being used by the Company or the Subsidiaries in violation of any contractual obligation binding on the Company, its Subsidiaries or any of their respective officers, directors or employees or otherwise in violation of the rights of any persons. The Company and its Subsidiaries owns or has a valid right to access and use all computer systems, networks, hardware, software, databases, websites, and equipment used to process, store, maintain and operate data, information, and functions used in connection with the business of the Company (the “Company IT Systems”). The Company IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company as currently conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has implemented commercially reasonable backup, security and disaster recovery technology consistent in all material respects with applicable regulatory standards and customary industry practices.

(r)                                    Compliance. Except as described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, as applicable, the Company and each Subsidiary (i) is and at all times has been in compliance with all statutes, rules and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, advertising, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company, including, without limitation, the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), the federal Anti-kickback Statute (42 U.S.C. § 1320a-7b(b)), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)), the exclusion laws, the statutes, regulations and directives of Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act) and all other government funded or sponsored healthcare programs including the TRICARE program (32 C.F.R. § 199.17), the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, and the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, the regulations promulgated pursuant to such laws, including, without limitation, the collection and reporting requirements, and the processing of any applicable rebate, chargeback or adjustment, under applicable rules and regulations relating to the VA Federal Supply Schedule (38 U.S.C. § 8126) or under any U.S. Department of Veterans Affairs agreement, and any successor government programs, and comparable state laws and all other local, state, federal, national, supranational and foreign laws, manual provisions, policies and administrative guidance relating to the regulation of the Company and its Subsidiaries (collectively, the “Applicable Laws”), except for such non-compliance as would not reasonably be expected to result in a Material Adverse Change; (ii) has not received any notice from any court or arbitrator or governmental or regulatory authority or third party alleging or asserting non-compliance with any Applicable Laws or any licenses, exemptions, certificates, approvals, clearances, authorizations, permits, registrations and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”), except for such non-compliance as would not reasonably be expected to result in a Material Adverse Change; (iii) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations, except for such violations as would not reasonably be expected to result in a Material Adverse Change; (iv) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations nor, to the Company’s knowledge, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action overtly threatened; (v) has not received written notice that any court or arbitrator or governmental or regulatory authority has taken, is taking or intends to take action to materially limit, suspend, materially modify or revoke any Authorizations nor, to the Company’s knowledge, is any such limitation, suspension, modification or revocation threatened; (vi) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all material respects (or were corrected or supplemented by a subsequent submission); and (vii) is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority.

(s)                                   Clinical Trials.  The clinical and pre-clinical trials conducted by or on behalf of or sponsored by the Company or a Subsidiary, or in which the Company or a Subsidiary has participated, that are described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus or the results of which are referred to in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, as applicable, were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and all applicable statutes, rules and regulations of the FDA and comparable drug regulatory agencies outside of the United States to which it is subject (collectively, the “Regulatory Authorities”), including, without limitation, 21 C.F.R. Parts 50, 54, 56, 58, and 312, and current Good Clinical Practices and Good Laboratory Practices; the descriptions in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus of the results of such studies and tests are accurate and complete in all material respects and fairly present the data derived from such trials; the Company has no knowledge of any other trials the results of which are inconsistent with or otherwise call into question the results described or referred to in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus; the Company and each Subsidiary has operated and are currently in compliance in all material respects with all applicable statutes, rules and regulations of the Regulatory Authorities; neither the Company nor any Subsidiary has received any written notices, correspondence or other communication from the Regulatory Authorities or any other governmental agency which would lead to the termination or suspension of any clinical or pre-clinical trials that are described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus or the results of which are referred to in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, and, to the Company’s knowledge, there are no reasonable grounds for same.

(t)                                    Governmental Permits. The Company and its Subsidiaries possess all licenses, certificates, permits and other authorizations (collectively, “Permits”) issued by, and has made all declarations and filings with, the applicable federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their businesses as described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, or to permit all clinical and nonclinical studies and trials conducted by or on behalf of the Company and the Subsidiaries, including, without limitation, all necessary FDA and applicable foreign regulatory agency approvals; neither the Company nor any Subsidiary is in violation of, or in default under, any such Permit; and neither the Company nor any Subsidiary has received written notice of any revocation or modification of any such Permit and does not have any reason to believe that any such Permit will not be renewed in the ordinary course. The Company and each Subsidiary has not received any FDA Form 483, written notice of adverse finding, warning letter, untitled letter or other correspondence or written notice from any court or arbitrator or governmental or regulatory authority alleging or asserting non-compliance with (A) any Applicable Laws or (B) any Permits required by any such Applicable Laws.

(u)                                 Taxes.  The Company and its Subsidiaries have filed all U.S. federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve or accrual has been established in accordance with GAAP. All tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.

(v)                                 Transfer Taxes.  Except as set forth in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, there are no transfer taxes or other similar fees or charges under federal laws or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Shares.

(w)                               Investment Company.  The Company is not or, after giving effect to the offering and sale of the Shares contemplated hereunder and the application of the net proceeds from such sale as described in the Registration Statement, the Incorporated Documents

and the Prospectus, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(x)                                 Offering Materials.  None of the Company, its Subsidiaries, any of their respective directors or officers has distributed or will not distribute prior to any Settlement Date any offering material, including any “Issuer Free Writing Prospectus” (as defined in Rule 405 promulgated under the 1933 Act), in connection with the offering and sale of the Shares other than the Prospectus, and any amendment or supplement thereto.

(y)                                 Insurance.  The Company and each of its Subsidiaries carries, or is covered by, insurance, from insurers of recognized financial responsibility, in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties; neither the Company nor any Subsidiary has been refused any coverage under insurance policies sought or applied for; and the Company has no reason to believe that it or any Subsidiary will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to result in a Material Adverse Change.

(z)                                  Listing Compliance. The Company is in compliance with the requirements of the Nasdaq Global Market (the “Exchange”) for continued listing of the Shares.  The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares under the 1934 Act or the listing of the Shares on the Exchange, nor has the Company received any notification that the Commission or the Exchange is contemplating terminating such registration or listing.  The transactions contemplated by this Agreement will not contravene the rules and regulations of the Exchange and no prior approvals by or notifications to the Exchange are required in connection with the transactions contemplated hereby and thereby.  The Company will comply with all requirements of the Exchange with respect to the issuance of the Shares.

(aa)                          Sarbanes-Oxley Act. Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the Exchange thereunder (collectively, the “Sarbanes-Oxley Act”) have been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply (including Section 402 related to loans) and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or which will become applicable to the Company. As of the date of the initial filing of the Registration Statement referred to in the preamble of this Agreement, there were no outstanding personal loans made, directly or indirectly, by the Company to any director or executive officer of the Company.

(bb)                          Internal Accounting Controls.  The Company maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the 1934 Act) that complies with the requirements of the 1934 Act and has been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, there are no material weaknesses in the Company’s internal control over financial reporting, and there has been no change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting since the respective dates as of which information is given in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus and the Company is not aware of any material weakness or significant deficiency in its internal control over financial reporting. The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) under the 1934 Act); such “disclosure controls and procedures” are effective.

(cc)                            Statistical Data. The statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(dd)                          Money Laundering Laws. The operations of the Company and each Subsidiary are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of jurisdictions where the Company conducts business, the applicable rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(ee)                            OFAC Compliance. None of the Company, any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or representative of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or any similar sanctions imposed by any other body, governmental or other, to which the Company or any of its Subsidiaries is subject; and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(ff)                              FCPA. None of the Company, any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary: (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity: (ii) has made any direct or indirect unlawful contribution or payment to any official of, or candidate for, or any employee of, any federal, state or foreign office from corporate funds; (iii) has made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment; or (iv) is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the OECD Convention on Bribery of Foreign Public Officials in International Business Transactions, the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or any similar law or regulation to which the Company, any Subsidiary, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is subject. The Company and each Subsidiary has conducted its businesses in compliance with the FCPA and any applicable similar law or regulation and have instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(gg)                            ERISA. Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization that is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have liability (each a “Plan”) (i) is in compliance in all material respects with all presently applicable statutes, rules and regulations, including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (as defined in Section 4043 of ERISA) has occurred for which the Company or any member of its Controlled Group would have any liability; and (b) neither the Company nor any member of its Controlled Group has incurred or expects to incur liability under Title IV of ERISA (other than for contributions to the Plan or premiums payable to the Pension Benefit Guaranty Corporation, in each case in the ordinary course and without default); (iii) no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has failed to satisfy the minimum funding standard within the meaning of such sections of the Code or ERISA; and (iv) with respect to each Plan that is intended to be qualified under Section 401(a) of the Code nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

(hh)                          Employee Relations.  No labor disturbance by or dispute with employees of the Company of any Subsidiary exists or, to the knowledge of the Company, is contemplated or overtly threatened.

(ii)                                  Environmental Matters.  Except in each case as would not reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries has complied and is in compliance, in all material respects, with all applicable federal, state and local laws (including the common law), statutes, rules, regulations, orders, judgments, decrees or other legally binding requirements of any court, administrative agency or other governmental authority relating to pollution or to the protection of the environment, natural resources or human health or safety, or to the manufacture, use, generation, treatment, storage, disposal, release or threatened release of hazardous or toxic substances, pollutants, contaminants or wastes, or the arrangement for such activities.

(jj)                                Related-Party Transactions. There are no relationships, direct or indirect, or related-party transactions involving the Company or any Subsidiary or any other person required to be described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus which have not been described in such documents as required.

(kk)                          Certain Market Activities. Neither the Company nor, to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

(ll)                                  Brokerage Commission. Neither the Company nor any Subsidiary is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company, any Subsidiary or Guggenheim Securities for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(mm)                  FINRA Matters.  To the Company’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater securityholders.

Any certificate signed by or on behalf of the Company and delivered to the Agent or to counsel for the Agent shall be deemed to be a representation and warranty by the Company to the Agent as to the matters covered thereby.

Section. 2                                          Sale and Delivery of Shares.

(a)                                 Upon the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, on any business day selected by the Company, the Company and Guggenheim Securities may enter into an agreement in accordance with Section 2(g)(i) hereof regarding the number of Shares to be placed by Guggenheim Securities and the manner in which and other terms upon which such placement is to occur (each such transaction being referred to as an “Agency Transaction”). The Company may also offer to sell the Shares directly to Guggenheim Securities, as principal, in which event such parties shall enter into a separate Terms Agreement, in substantially the form of Annex I hereto, relating to such sale in accordance with Section 2(g)(viii) of this Agreement (each such transaction being referred to as a “Principal Transaction”).

(b)                                 Subject to the terms and conditions set forth herein, the Company agrees to issue and sell the Shares through Guggenheim Securities acting as sales agent or directly to Guggenheim Securities acting as principal from time to time and Guggenheim Securities agrees to use its commercially reasonable efforts to sell, as sales agent for the Company, the Shares and any such sales shall be made in accordance with the terms and conditions hereof and of the applicable Sales Notice (as defined in Section 2(g)(i)). Neither the Company nor Guggenheim Securities shall have any obligation to enter into an Agency Transaction. The Company shall be obligated to issue and sell through Guggenheim Securities, and Guggenheim Securities shall be obligated to use commercially reasonable efforts, as provided herein and in the applicable Sales Notice, to place Shares issued by the Company only if and when a Sales Notice related to such an Agency Transaction has been delivered by Guggenheim Securities and accepted by the Company as provided in Section 2(g) below. During the term of this Agreement, the Company will not enter into any other At the Market Offering (as defined below) or any similar program. For the avoidance of doubt, any transaction or sale that is not covered by the notice of approval granted by the Exchange for the transactions contemplated by this Agreement, a copy of which notice shall be annexed to the certificate referred to in Section 4(v) of this Agreement, shall not constitute an At the Market Offering.

(c)                                  Guggenheim Securities, as agent in any Agency Transaction, hereby agrees not to make any sales of the Shares on behalf of the Company, pursuant to this Agreement, other than (i) by means of ordinary brokers’ transactions that qualify for delivery of a Prospectus in accordance with Rule 153 under the 1933 Act and meet the definition of an “at the market offering” under Rule 415(a)(4) under the 1933 Act (such transactions are hereinafter referred to as “At the Market Offerings”) and (ii) such other sales of the Shares on behalf of the Company in its capacity as agent of the Company as shall be agreed by the Company and Guggenheim Securities in writing, in accordance with the terms of this Agreement and applicable securities laws.

(d)                                 Guggenheim Securities shall confirm in writing to the Company the number of Shares sold on any business day, the related Gross Sales Price (as defined in Section 2(g)(iv) below) and, if Shares are to be sold in an Agency Transaction in an At the Market Offering, the related Net Sales Price (as defined in Section 2(g)(iv) below) no later than the opening of trading on the immediately following business day.

(e)                                  If the Company shall default on its obligation to deliver Shares to Guggenheim Securities pursuant to the terms of any Agency Transaction or Terms Agreement, the Company shall (i) hold Guggenheim Securities harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding any such default, pay to Guggenheim Securities any fee to which it would otherwise be entitled in connection with such sale.

(f)                                   The Company and Guggenheim Securities each acknowledge and agree that (A) there can be no assurance that Guggenheim Securities will be successful in selling the Shares, (B) Guggenheim Securities will incur no liability or obligation to the Company or any other person or entity if Guggenheim Securities does not sell Shares for any reason other than a failure by Guggenheim Securities to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares as required by this Agreement, and (C) Guggenheim Securities shall be under no obligation to purchase Shares on a principal basis except as otherwise specifically agreed by each of Guggenheim Securities and the Company pursuant to a Terms Agreement.

(g)                                  Sales Notices and Terms Agreements

(i)                                     The Company may, from time to time during the Term, propose to Guggenheim Securities that such parties enter into an Agency Transaction to be executed on a specified business day or over a specified period of business days. If Guggenheim Securities agrees to the terms of such proposed Agency Transaction or if the Company and Guggenheim Securities mutually agree to modified terms for such proposed Agency Transaction, then Guggenheim Securities shall promptly send to the Company by the means set forth under Section 12 hereof a notice, substantially in the form of Annex II hereto (each, a “Sales Notice”), confirming the agreed terms of such proposed Agency Transaction. If the Company wishes such proposed Agency Transaction to become a binding agreement between it and Guggenheim Securities, the Company shall promptly indicate its acceptance thereof by countersigning and returning such Sales Notice to Guggenheim Securities or sending a written acceptance of such Sales Notice to Guggenheim Securities, in each case by the means set forth under Section 12 hereof. The terms reflected in a Sales Notice shall become binding on Guggenheim Securities and the Company only if accepted by the Company no later than the date and time specified in such Sales Notice. Each Sales Notice shall specify, among other things, the following:

(1)                                 the business day(s) on which the Shares subject to such Agency Transaction are intended to be sold (each, a “Purchase Date”);

(2)                                 the maximum number of Shares that the Company intends to sell on, or over the course of, such Purchase Date(s); provided that the number of Shares sold on each such Purchase Date shall be no more than 25% of the ADTV (as defined in Rule 10b-18 of the 1934 Act) in the Common Stock on the Exchange for the four calendar weeks preceding the week in which the date of delivery of the Sales Notice occurs, or as otherwise agreed between the Company and Guggenheim Securities and documented in the relevant Sales Notice; and

(3)                                 the lowest price, if any, at which the Company is willing to sell Shares on such Purchase Date(s) (each, a “Floor Price”).

(ii)                                  The Company shall have responsibility for maintaining records with respect to the aggregate dollar amount of Shares sold, or for otherwise monitoring the availability of Shares for sale under the Registration Statement. In the event that more than one Sales Notice with respect to any Purchase Date(s) is accepted by the Company, the latest executed Sales Notice shall govern any sales of Shares for the relevant Purchase Date, except to the extent of any action occurring pursuant to a prior accepted Sales Notice and prior to the acceptance of such latest Sales Notice.

(iii)                               The Company or Guggenheim Securities may, upon notice to the other party hereto by telephone (confirmed promptly by e-mail in “pdf” format or facsimile), suspend the offering of the Shares; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice. References herein to this Agreement shall, unless the context otherwise requires, include all Sales Notices accepted by the Company.

(iv)                              The compensation payable to Guggenheim Securities for sales of Shares with respect to which Guggenheim Securities acts as sales agent shall be equal to 2.50% of the gross sales price of the Shares (the “Gross Sales Price”) for amounts of Shares sold pursuant to this Agreement. The Gross Sales Price less Guggenheim Securities’ commission is referred to herein at the “Net Sales Price.”

(v)                                 Payment of the Net Sales Price for Shares sold by the Company on any Purchase Date pursuant to a Sales Notice shall be made to the Company by federal funds wire transfer to an account specified by the Company against delivery of such Shares to Guggenheim Securities. Such payment and delivery shall be made at or about 10:00 a.m. (New York City time) on the third business day (or such other day as may, from time to time, become standard industry practice for settlement of such a securities issuance) following each Purchase Date (each, an “Agency Settlement Date”).

(vi)                              If, as provided in the related Sales Notice, a Floor Price has been agreed to by the parties with respect to a Purchase Date, and Guggenheim Securities thereafter determines and notifies the Company that the Gross Sales Price for such Agency Transaction would not be at least equal to such Floor Price, then the Company shall not be obligated to issue and sell through Guggenheim Securities, and Guggenheim Securities shall not be obligated to place, the Shares proposed to be sold pursuant to such Agency Transaction on such Purchase Date.

(vii)                           Under no circumstances shall the aggregate Gross Sales Price of the Shares sold pursuant to this Agreement and any Terms Agreement exceed the Maximum Amount.

(viii)                        If the Company wishes to issue and sell the Shares pursuant to this Agreement but other than as set forth in Section 2(g)(i) of this Agreement, it will notify Guggenheim Securities of the proposed terms of the Principal Transaction. If Guggenheim Securities, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, the Company and Guggenheim Securities shall enter into a Terms Agreement setting forth the terms of such Principal Transaction. The terms set forth in a Terms Agreement shall not be binding on the Company or Guggenheim Securities unless and until the Company and Guggenheim Securities have each executed such Terms Agreement accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement shall control.

(ix)                              Each sale of the Shares to Guggenheim Securities in a Principal Transaction shall be made in accordance with the terms of this Agreement and a Terms Agreement, which shall provide for the sale of such Shares to, and the purchase thereof by, Guggenheim Securities. A Terms Agreement may also specify certain provisions relating to the reoffering of such Shares by Guggenheim Securities. The commitment of Guggenheim Securities to purchase the Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Any such Terms Agreement shall specify the number of the Shares to be purchased by Guggenheim Securities pursuant thereto, the price to be paid to the Company for such Shares, any provisions relating to rights of, and default by, underwriters acting together with Guggenheim Securities in the reoffering of the Shares, and the time and date (each such time and date being referred to herein as a “Principal Settlement Date” and, together with any Agency Settlement Date, a “Settlement Date”) and place of delivery of and payment for such Shares.

(h)                                 The exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the 1934 Act (applicable to securities with an average daily trading volume of $1,000,000 that are issued by an issuer whose common equity securities have a public float value of at least $150,000,000) are not satisfied with respect to the Company or the Shares.

(i)                                     The Company shall provide Guggenheim Securities with a copy of its policy on insider trading (“Insider Trading Policy”) and advise Guggenheim Securities in writing of any material changes thereto. Subject to the limitations set forth herein and as may be mutually agreed upon by the Company and Guggenheim Securities, sales pursuant to this Agreement may not be requested by the Company and need not be made by Guggenheim Securities during any “blackout period” under the Insider Trading Policy as in effect from time to time. Notwithstanding the foregoing, without the prior written consent of each of the Company and Guggenheim Securities, the Company shall not request the sale of any Shares that would be sold, and Guggenheim Securities need not make any sale of Shares, during any period in which the Company is in possession of material non-public information.

Section. 3                                          Covenants.  The Company agrees with Guggenheim Securities:

(a)                                 During any period when the delivery of a prospectus is required in connection with the offering or sale of Shares (whether physically or through compliance with Rule 153 or 172, or in lieu thereof, a notice referred to in Rule 173(a) under the 1933 Act)(the “Prospectus Delivery Period”):

(i)                                     to make no further amendment or any supplement to the Registration Statement or the Prospectus which shall be disapproved by Guggenheim Securities promptly after reasonable notice thereof and to advise Guggenheim Securities, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representatives with copies thereof;

(ii)                                  to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the 1933 Act;

(iii)                               to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act;

(iv)                              to advise Guggenheim Securities, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the form of the Registration Statement or the Prospectus or for additional information; and

(v)                                 in the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Prospectus in respect of the Shares or suspending any such qualification, to promptly use its commercially reasonable efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such reasonable steps as may be necessary to permit offers and sales of the Shares by Guggenheim Securities, which may include, without limitation, amending the Registration Statement or filing a new registration statement, at the Company’s expense (references herein to the Registration Statement shall include any such amendment or new registration statement).

(b)                                 Promptly from time to time to take such action as Guggenheim Securities may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as Guggenheim Securities may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the sale of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; and to promptly advise Guggenheim Securities of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(c)                                  During the Prospectus Delivery Period, the Company will make available to Guggenheim Securities, as soon as practicable after the execution of this Agreement, and thereafter from time to time furnish to Guggenheim Securities, electronic copies of the most recent Prospectus as Guggenheim Securities may reasonably request for the purposes contemplated by the 1933 Act.

(d)                                 During the Prospectus Delivery Period, if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the

Prospectus or to file under the 1934 Act any document incorporated by reference in the Prospectus in order to comply with the 1933 Act or the 1934 Act, to notify Guggenheim Securities and to file such document and to prepare and furnish without charge to Guggenheim Securities as many written and electronic copies as Guggenheim Securities may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance. Until such time as the Prospectus is amended or supplemented, the Company shall not make any offer or sale, or request that Guggenheim Securities sell, and Guggenheim Securities shall not sell any Shares.

(e)                                  To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the 1933 Act), an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(f)                                   To use the Net Proceeds received by it from the sale of the Shares pursuant to this Agreement and any Terms Agreement in the manner specified in the Registration Statement or the Prospectus.

(g)                                  The Company shall use its commercially reasonable efforts to and have the Shares listed and file with the Exchange all documents and notices, and make all certifications required by the Exchange of companies that have securities that are listed or quoted on the Exchange, and will maintain such listings or quotations.

(h)                                 To not take, directly or indirectly, and to cause its affiliates to refrain from taking, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the 1934 Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

(i)                                     Each acceptance of a Sales Notice by the Company and each execution and delivery by the Company of a Terms Agreement shall be deemed to be (i) an affirmation that the representations, warranties and agreements of the Company herein contained and contained in any certificate delivered to Guggenheim Securities pursuant hereto are true and correct at such Time of Acceptance or the date of such Terms Agreement, as the case may be, and (ii) an undertaking that such representations, warranties and agreements will be true and correct on any applicable Time of Sale and Settlement Date, as though made at and as of each such time (it being understood that such representations, warranties and agreements shall relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of such Sales Notice or Terms Agreement, as the case may be).

(j)                                    In each annual or quarterly report filed with the Commission by the Company pursuant to the 1934 Act, the Company shall set forth the number of Shares, if any, sold under this Agreement or any Terms Agreement and the Net Proceeds received by the Company with respect to such sales of Shares during the period covered by such report.

(k)                                 Each time that (i) the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall be amended or supplemented (including, except as noted in the proviso at the end of this Section 3(k), by the filing of any Incorporated Document), (ii) there is a Principal Settlement Date pursuant to a Terms Agreement, or (iii) otherwise as Guggenheim Securities shall reasonably request provided that Guggenheim Securities shall not make such a request during periods that the Company is not proposing an Agency Transaction (each date referred to in clauses (i), (ii) and (iii) above, a “Bring-Down Delivery Date”), the Company shall, unless Guggenheim Securities agrees otherwise, furnish or cause to be furnished to Guggenheim Securities a certificate, dated and delivered the applicable Bring-Down Delivery Date, of the same tenor as the certificate referred to in Section 4(a)(i) hereof, modified as necessary to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such certificate, or, in lieu of such certificate, a certificate to the effect that the statements contained in the certificate referred to in Section 4(a)(i) hereof furnished to Guggenheim Securities are true and correct as of such Bring-Down Delivery Date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such certificate); provided, however, that the Company shall not be required to furnish such a certificate to Guggenheim Securities in connection with the filing of a Current Report on Form 8-K unless (A) such Current Report on Form 8-K is filed on any date that is a Purchase Date or a prospectus relating to the Shares is required to be delivered under the 1933 Act and (B) Guggenheim Securities has reasonably requested such a certificate based upon the event or events reported in such Current Report on Form 8-K.

(l)                                     Each Bring-Down Delivery Date, the Company shall, unless Guggenheim Securities agrees otherwise, cause to be furnished to Guggenheim Securities the written negative assurance letter of Pepper Hamilton LLP, counsel to the Company, dated and delivered the applicable Bring-Down Delivery Date, of the same tenor (it being understood that such letter shall be updated so that references to the date of the Initial Delivery Date shall be changed to such Bring-Down Delivery Date) as the letter referred to in Section 4(a)(ii) hereof, but modified as necessary to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such letter, or, in lieu of such letter, such counsel shall furnish Guggenheim Securities with a letter substantially to the effect that Guggenheim Securities may rely on the letter referred to in Section 4(a)(ii) hereof, furnished to Guggenheim Securities, to the same extent as though they were dated the date of such letter authorizing reliance (except that statements in such last letter shall be deemed to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such letters authorizing reliance); provided, however, that the Company shall not be required to cause such counsel to furnish such a letter to Guggenheim Securities in connection with the filing of a Current Report on Form 8-K unless (A) such Current Report on Form 8-K is filed on any date that is a Purchase Date or a prospectus relating to the Shares is required to be delivered under the 1933 Act and (B) Guggenheim Securities has reasonably requested such a certificate based upon the event or events reported in such Current Report on Form 8-K.

(m)                             Each Bring-Down Delivery Date, the Company shall, unless Guggenheim Securities agrees otherwise, cause Ernst & Young LLP to furnish to Guggenheim Securities a “comfort” letter, dated and delivered the applicable Bring-Down Delivery Date, of the same tenor (it being understood that such letter shall be updated so that references to the date of the Initial Delivery Date shall be changed to such Bring-Down Delivery Date) as the letter referred to in Section 4(a)(iii) hereof, but modified to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the date of such letter; provided, however, that the Company shall not be required to cause Ernst & Young LLP to furnish such a letter to Guggenheim Securities in connection with the filing of a Current Report on Form 8-K unless (A) such Current Report on Form 8-K is filed on any date that is a Purchase Date or a prospectus relating to the Shares is required to be delivered under the 1933 Act and (B) Guggenheim Securities has reasonably requested such a certificate based upon the event or events reported in such Current Report on Form 8-K.

(n)                                 In addition, the Company shall provide to Guggenheim Securities or its counsel any such other documents or certificates that may be reasonably requested in connection with a sale of Shares pursuant to this Agreement or any Terms Agreement.

(o)                                 The Company consents to Guggenheim Securities trading in the Company’s Shares for Guggenheim Securities’s own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement or any Terms Agreement and in accordance with applicable securities laws.

(p)                                 If, to the knowledge of the Company, all filings required by Rule 424 in connection with this offering shall not have been made or the representations in Section 1(a) shall not be true and correct on the applicable Settlement Date, the Company will offer to any person who has agreed to purchase Shares from the Company as the result of an offer to purchase solicited by Guggenheim Securities the right to refuse to purchase and pay for such Shares.

(q)                                 The Company shall promptly cooperate with any reasonable due diligence review requested by Guggenheim Securities or its counsel from time to time in connection with the transactions contemplated hereby or any Terms Agreement, including, without limitation, (i) at the commencement of each intended Purchase Date and any Time of Sale or Settlement Date, making available appropriate corporate officers of the Company and, upon reasonable request, representatives of Ernst & Young LLP for an update on diligence matters with representatives of Guggenheim Securities and (ii) at each Bring-Down Delivery Date or otherwise as Guggenheim Securities may reasonably request, providing information and making available documents and appropriate corporate officers of the Company and representatives of Ernst & Young LLP for one or more due diligence sessions with representatives of Guggenheim Securities and its counsel.

(r)                                    The Company will not, without (i) giving Guggenheim Securities at least five business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (ii) Guggenheim Securities suspending activity under this program for such period of time as requested by the Company or as deemed appropriate by Guggenheim Securities in the light of the proposed sale, (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise transfer or dispose of, directly or indirectly, any Shares or securities convertible into or exchangeable or exercisable for or repayable with Shares, or file any registration statement under the 1933 Act with respect to any of the foregoing (other than a shelf registration statement under Rule 415 under the 1933 Act, a registration statement on Form S-8 or post-effective amendment to the Registration Statement) or (B) enter into any swap or other agreement or any transaction that transfers in whole or in part, directly or indirectly, any of the economic consequence of ownership of the Shares, or any securities convertible into or exchangeable or exercisable for or repayable with Shares, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (y) the Shares to be offered and sold through Guggenheim Securities pursuant to this Agreement or any Terms Agreement and (z) equity incentive awards approved by the board of directors of the Company or the compensation committee thereof or the issuance of Shares upon exercise thereof.

All opinions, letters and other documents referred to in Sections 3(k) through (n), inclusive, above shall be satisfactory in form and substance to Guggenheim Securities.

Section. 4                                          Conditions to Initial Agency Transaction. Prior to the Company proposing an initial agency transaction and Guggenheim Securities agreeing to the terms thereof:

(a)                                 The Company shall have delivered, on a date (the “Initial Delivery Date”) that is mutually agreed to by the Company and Guggenheim Securities and not less than two days nor more than five days following notice from the Company of such date, to Guggenheim Securities:

(i)                                     an officer’s certificate signed by one of the Company’s executive officers, certifying as to the matters set forth in Exhibit A hereto;

(ii)                                  an opinion and negative assurance letter of Pepper Hamilton LLP, counsel to the Company, addressed to Guggenheim Securities, in form and substance reasonably satisfactory to Guggenheim;

(iii)                               a “comfort” letter of Ernst & Young LLP, addressed to Guggenheim Securities, addressing such matters as Guggenheim Securities may reasonably request;

(iv)                              an opinion and negative assurance letter of intellectual property counsel to the Company, addressed to Guggenheim Securities and in form and substance reasonably satisfactory to Guggenheim;

(v)                                 a certificate signed by the Company’s corporate secretary, annexing, among other documents, the resolutions duly adopted by the Company’s board of directors authorizing the Company’s execution of this Agreement and the consummation by the Company of the transactions contemplated hereby, including the issuance and sale of the Shares; and

(vi)                              such other documents as Guggenheim Securities shall reasonably request.

(b)                                 Guggenheim Securities shall have received, on the Initial Delivery Date, an opinion and negative assurance letter of Proskauer Rose LLP, counsel to Guggenheim Securities, addressed to Guggenheim Securities, addressing such matters as Guggenheim Securities may reasonably request.

Section. 5                                          Payment of Expenses. The Company covenants and agrees with Guggenheim Securities that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Permitted Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to Guggenheim Securities; (ii) the cost of printing or producing this Agreement or any Terms Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 3(b) hereof, including the reasonable fees and disbursements of counsel for Guggenheim Securities in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any filing fees incident to, and the reasonable fees and disbursements of counsel for Guggenheim Securities in connection with, any required review by FINRA of the terms of the sale of the Shares; (v) all fees and expenses in connection with listing or quoting the Shares on the Exchange; (vi) the cost of preparing the Shares; (vii) the costs and charges of any transfer agent or registrar or any dividend distribution agent; (viii) reasonable and documented out-of-pocket expenses of Guggenheim Securities, including fees and expenses of counsel, not to exceed $75,000; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

Section. 6                                          Conditions of Guggenheim Securities’s Obligation.  Guggenheim Securities’ obligation to solicit purchases on an agency basis for the Shares or otherwise take any action pursuant to a Sales Notice that has been accepted by the Company and to purchase the Shares pursuant to any Terms Agreement shall be subject to the satisfaction of the following conditions:

(a)                                 At the Time of Acceptance, at the time of the commencement of trading on the Exchange on the Purchase Date(s) and at the relevant Time of Sale and Agent Settlement Date, or with respect to a Principal Transaction pursuant to a Terms Agreement, at the time of execution and delivery of the Terms Agreement by the Company and at the relevant Time of Sale and Principal Settlement Date:

(i)                                     The representations, warranties and agreements on the part of the Company herein contained or contained in any certificate of an officer or officers of the Company delivered pursuant to the provisions hereof shall be true and correct in all respects.

(ii)                                  The Company shall have performed and observed its covenants and other obligations hereunder and/or under any Terms Agreement, as the case may be, in all material respects.

(iii)                               In the case of an Agency Transaction, from the Time of Acceptance until the Agency Settlement Date, or, in the case of a Principal Transaction pursuant to a Terms Agreement, from the time of execution and delivery of the Terms Agreement by the Company until the Principal Settlement Date, trading in the Common Stock on the Exchange shall not have been suspended.

(iv)                              From the date of this Agreement, no event or condition of a type described in Section 3(o) hereof shall have occurred or shall exist, which event or condition is not disclosed in any Permitted Free Writing Prospectus, the Prospectus or any Incorporated Document prior to the commencement of trading on the applicable trading date for such Shares and the effect of which in the reasonable judgment of Guggenheim Securities makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the applicable Settlement Date on the terms and in the manner contemplated by this Agreement or any Terms Agreement, as the case may be, any Permitted Free Writing Prospectus and the Prospectus.

(v)                                 Subsequent to the Time of Acceptance or the time of execution and delivery of the Terms Agreement by the Company, as the case may be, (A) no downgrading shall have occurred in the rating accorded any debt securities of or guaranteed by the Company or any of its Subsidiaries by Moody’s Investors Service, Inc. or Standard & Poor’s (a division of the McGraw Hill Companies, Inc.) and (B) neither organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any debt securities of or guaranteed by the Company or any of its Subsidiaries (other than an announcement with positive implications of a possible upgrading).

(vi)                              The Shares to be issued pursuant to the Sales Notice or pursuant to a Terms Agreement, as applicable, shall have been approved for listing on the Exchange, subject only to notice of issuance.

(vii)                           (A) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the relevant Settlement Date, prevent the issuance or sale of the Shares and (B) no injunction or order of any federal, state or foreign court shall have been issued that would, as of the relevant Settlement Date, prevent the issuance or sale of the Shares.

(viii)                        (A) No order suspending the effectiveness of the Registration Statement shall be in effect, no proceeding for such purpose or pursuant to Section 8A of the 1933 Act shall be pending before or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement pursuant to Rule 401(g)(2) under the 1933 Act shall have been received by the Company; (B) the Prospectus and each Permitted Free Writing Prospectus shall have been timely filed with the Commission under the 1933 Act (in the case of any Permitted Free Writing Prospectus, to the extent required by Rule 433 under the 1933 Act); (C) all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of Guggenheim Securities; and (D) no suspension of the qualification of the Shares for offering or sale in any jurisdiction, and no initiation or threatening of any proceedings for any of such purposes, will have occurred and be in effect.

(ix)                              Since the date of the latest audited financial statements then included or incorporated by reference in the Registration Statement, Prospectus and any

Permitted Free Writing Prospectus, no Material Adverse Change shall have occurred.

(x)                                 All filings with the Commission required by Rule 424 under the 1933 Act to have been filed by each Time of Sale or related Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).

(xi)                              Each of the Company and its Subsidiaries shall be in compliance with any purchase and sale restrictions applicable to it and its officers and directors with respect to Regulation M of the 1933 Act.

(xii)                           FINRA shall have raised no objection to the fairness and reasonableness of the sales agency terms an arrangements.

(b)                                 At every Bring-Down Delivery Date, Guggenheim Securities shall have received the officer’s certificates, opinions and negative assurance letters of counsel and “comfort” letters and other documents provided for under Sections 3(k) through (m), inclusive.

Section. 7                                          Indemnification.

(a)                                 The Company shall indemnify and hold harmless Guggenheim Securities, its affiliates, members, directors, officers, employees and each person, if any, who controls Guggenheim Securities within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable and documented attorneys’ fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact included in the Prospectus, or in any supplement thereto or amendment thereof or document incorporated by reference therein, or in any Permitted Free Writing Prospectus, or in any “issuer information” (as defined in Rule 433(h)(2) under the 1933 Act) filed or required to be filed pursuant to Rule 433(d) under the 1933 Act, or the omission or alleged omission to state in the Prospectus, or in any supplement thereto or amendment thereof or document incorporated by reference therein, or in any Permitted Free Writing Prospectus, or in any “issuer information” (as defined in Rule 433(h)(2) under the 1933 Act) filed or required to be filed pursuant to Rule 433(d) under the 1933 Act a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by Guggenheim Securities expressly for use therein.  The parties agree that such information provided by Guggenheim Securities consists solely of the material referred to in Section 20 hereof.  This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.

(b)                                 Guggenheim Securities shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable and documented attorneys’ fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by Guggenheim Securities specifically for use therein; provided, however, that in no case shall Guggenheim Securities be liable or responsible for any amount in excess of the compensation received by it from the sales of the Shares pursuant to this Agreement.  The parties agree that such information provided by or on behalf of any Guggenheim Securities consists solely of the material referred to in Section 20 hereof.

(c)                                  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof or otherwise has notice of any such action, and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder).  In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party.  Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Notwithstanding the foregoing, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel as contemplated by this paragraph, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the indemnifying party of such request and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 hereof (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party.

(d)                                 In order to provide for contribution in circumstances in which the indemnification provided for in Section 7(a) and 7(b) hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and Guggenheim Securities shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than Guggenheim Securities, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and Guggenheim Securities may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and Guggenheim Securities from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and Guggenheim Securities in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company and Guggenheim Securities shall be deemed to be in the same proportion as the Net Proceeds from (before deducting expenses) received by the Company, on the one hand, and the compensation received by Guggenheim Securities from the sales of the Shares pursuant to this Agreement.  The relative fault of each of the Company and Guggenheim Securities shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Guggenheim Securities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and Guggenheim Securities agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(d).  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 7(d), (i) Guggenheim Securities shall be required to contribute any amount in excess of the amount by which the compensation received by it from the Shares sold by it pursuant to this Agreement exceeds the amount of any damages which it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 7(d), each of Guggenheim Securities’ affiliates, directors, officers, employees and each person, if any, who controls Guggenheim Securities within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as Guggenheim Securities, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7(d) or otherwise.

Section. 8                                          Representations, Warranties and Agreements to Survive Delivery.  The respective indemnities, agreements, representations, warranties and other statements of the Company and Guggenheim Securities, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of Guggenheim Securities or any controlling person of Guggenheim Securities, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

Section. 9                                          Research Analyst Independence. The Company acknowledges that the Guggenheim Securities’ research analysts and research department are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that such Guggenheim Securities’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering contemplated hereby that differ from the views of personnel in its respective investment banking division.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against Guggenheim Securities with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research department may be different from or inconsistent with the views or advice communicated to the Company by personnel in its investment banking division.  The Company acknowledges that Guggenheim Securities is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement

Section. 10                                   No Advisory or Fiduciary Relationship.  The Company acknowledges and agrees that (i) Guggenheim Securities is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of such offering) and (ii) Guggenheim Securities has not assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether Guggenheim Securities has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, (iii) Guggenheim Securities and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, (iv) any duties and obligations that Guggenheim Securities may have to the Company shall be limited to those duties and obligations specifically stated herein and (v) Guggenheim Securities has not provided any legal, accounting, regulatory or tax advice with respect to the Offering and the Company has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate. The Company agrees that it will not claim that Guggenheim Securities has rendered advisory services of any nature or respect, or owe a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

Section. 11                                   Termination.

(a)                                 The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time.  Any such termination shall be without liability of any party to any other party, except that (i) with respect to any pending sale through Guggenheim Securities for the Company, the obligations of the Company, including in respect of compensation of Guggenheim Securities, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 1, Section 5, Section 7 and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b)                                 Guggenheim Securities shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time.  Any such termination shall be without liability of any party to any other party except that the provisions of Section 1, Section 5, Section 7 and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c)                                  This Agreement shall remain in full force and effect until and unless terminated pursuant to Section 11(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that Section 1, Section 5, Section 7 and Section 8 of this Agreement shall remain in full force and effect.

(d)                                 Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by Guggenheim Securities or the Company, as the case may be.  If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 2(g)(v) or 2(g)(ix) hereof, as may be applicable.

(e)                                  In the case of any purchase by Guggenheim Securities pursuant to a Terms Agreement, Guggenheim Securities may terminate this Agreement, at any time at or prior to the Settlement Date (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Incorporated Documents or the Prospectus, any Material Adverse Change, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of Guggenheim Securities, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of Shares, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Exchange, or if trading generally on the New York Stock Exchange or Nasdaq has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the

United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

Section. 12                                   Notices.  All statements, requests, notices and agreements hereunder shall be in writing, and if to Guggenheim Securities shall be delivered or sent by mail transmission to:

Guggenheim Securities, LLC

330 Madison Avenue

New York, NY 10017

Attention: Stuart Duty, Senior Managing Director

with a copy to:

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Attention: Stuart Bressman

and if to the Company to:

TetraLogic Pharmaceuticals Corporation

343 Phoenixville Pilke

Malvern, PA 19355

Attention: General Counsel

with a copy to:

Pepper Hamilton LLP

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Attention: Jeffrey P. Libson, Esq.

Notwithstanding the foregoing, any communications relating to proposed Agency Transactions pursuant to Section 2(g)(i) shall originate from one of the following designated persons at the Company: J. Kevin Buchi, Pete Meyers, Patrick Hutchison and Richard Sherman (the “Company Designated Persons”) and shall be directed to the following designated persons at Guggenheim Securities: Susanne Mulligan, Paul Gaydos and Shiv Taylor (the “Agent Designated Persons”). Any Sale

Notices from Guggenheim Securities to the Company shall be sent to the Company Designated Persons and acceptances shall be returned to the Agent Designated Persons.

Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

Section. 13                                   Parties.  This Agreement shall be binding upon, and inure solely to the benefit of, Guggenheim Securities and the Company and, to the extent provided in Sections 7 and 8 hereof, the officers, directors, employees, attorneys and agents of the Company and Guggenheim Securities and each person who controls the Company or Guggenheim Securities, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of Shares through Guggenheim Securities shall be deemed a successor or assign by reason merely of such purchase.

Section. 14                                   Time of the Essence.  Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day on which the Exchange is open for business.

Section. 15                                   Waiver of Jury Trial; Proceedings.

(a)                                 The Company and Guggenheim Securities hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to jury trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(b)                                 The Company irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York, and irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company further agrees that service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court.

(c)                                  The Company agrees that a final judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner.

Section. 16                                   Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section. 17                                   Counterparts.  This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.  This Agreement and any Terms Agreement may be delivered by any party by facsimile or other electronic transmission.

Section. 18                                   Severability.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section. 19                                   Adjustments for Share Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any share split, share dividend or similar event effected with respect to the Common Stock.

Section. 20                                   Agents’ Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the information provided by the Agent consists solely of the following information in the Prospectus Supplement: the fourth sentence of the first paragraph, the third sentence of the second paragraph and the fourth paragraph under the heading “Plan of distribution” in the Prospectus Supplement.

[Signature page follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between Guggenheim Securities and the Company in accordance with its terms.

Very truly yours,

TETRALOGIC PHARMACEUTICALS CORPORATION

By:	/s/ J. Kevin Buchi
Name: J. Kevin Buchi
Title: Chief Executive Officer

Accepted as of the date hereof:

GUGGENHEIM SECURITIES, LLC

By:	/s/ Stuart Duty
Name: Stuart Duty
Title: Senior Managing Director

[Signature Page to Sales Agreement]

Annex I

[COMPANY LETTERHEAD]

TERMS AGREEMENT

[Date]

GUGGENHEIM SECURITIES, LLC

330 Madison Avenue

New York, NY 10017

Ladies and Gentlemen:

TetraLogic Pharmaceuticals Corporation, a corporation organized under the laws of the State of Delaware (the “Company”), proposes, subject to the terms and conditions stated herein and in the At-the-Market Equity Offering Sales Agreement, dated March 13, 2015 (the “Sales Agreement”), between the Company and Guggenheim Securities, LLC (the “Agent”), to issue and sell to the Agent the securities specified in Schedule hereto (the “Purchased Securities”). Unless otherwise defined below, capitalized terms defined in the Sales Agreement shall have the same meanings when used herein.

Each of the provisions of the Sales Agreement not specifically related to the solicitation by the Agent, as agent of the Company, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement and the Settlement Date, except that each representation and warranty in Section 1 of the Sales Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the Sales Agreement in relation to the Prospectus, and also a representation and warranty as of the date of this Terms Agreement and the Settlement Date in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

[An amendment to the Registration Statement (as defined in the Sales Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to the Agent is now proposed to be filed with the Securities and Exchange Commission.]

Subject to the terms and conditions set forth herein and in the Sales Agreement which are incorporated herein by reference, the Company agrees to issue and sell to the Agent and the latter agrees to purchase from the Company the number of shares of the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent and the Company in accordance with its terms.

Very truly yours,

By:
Name:
Title:

Accepted as of the date hereof:

GUGGENHEIM SECURITIES, LLC

By:
Name:
Title:

Schedule to Terms Agreement

Title of Purchased Securities:

Common Stock, par value $0.0001 per share

Number of Shares of Purchased Securities:

[•]

Purchase Price by Guggenheim Securities:

[•]

Method of and Specified Funds for Payment of Purchase Price:

[By wire transfer to a bank account specified by the Company in same day funds.]

Method of Delivery:

[To Guggenheim Securities’ account, or the account of Guggenheim Securities’ designee, at The Depository Trust Company via DWAC in return for payment of the purchase price.]

Settlement Date:

[               ], 20[15]

Closing Location:

[               ]

Documents to be Delivered:

The following documents referred to in the Sales Agreement shall be delivered as a condition to the closing (which documents shall be dated on or as of the date of the Terms Agreement to which this Scheduled is annexed):

(a)         the officer’s certificate referred to in Section 4(a)(i)

(b)         the opinions and negative assurance letter referred to in Section 4(a)(ii)

(c)          the “comfort” letter referred to in Section 4(a)(iii)

(d)         the opinion and negative assurance letter referred to in 4(b); and

(e)          such other documents as Guggenheim Securities shall reasonably request.

Annex II

[GUGGENHEIM SECURITIES LETTERHEAD]

[                ], 201[5]

TetraLogic Pharmaceuticals Corporation

343 Phoenixville Pilke

Malvern, PA 19355

Attention:

VIA EMAIL

TRANSACTION NOTICE

Dear [     ]:

This Notice sets forth the terms of the agreement of Guggenheim Securities, LLC (“Agent”) with TetraLogic Pharmaceuticals Corporation, a corporation organized under the laws of the State of Delaware (the “Company”), relating to the issuance and sale of the Company’s Common Stock, par value $0.0001 per share, pursuant to the Sales Agreement between the Company and Agent, dated March 13, 2015 (the “Sales Agreement”). Unless otherwise defined below, capitalized terms defined in the Sales Agreement shall have the same meanings when used herein.

By countersigning or otherwise indicating in writing the Company’s acceptance of this Notice (an “Acceptance”), the Company shall have agreed with Guggenheim Securities to engage in the following transaction:

Number of Shares to be Sold:
Minimum Price at which Shares may be Sold:
Date(s) on which Shares may be Sold (“Purchase Date”):
Discount/Commission:
Manner in which Shares are to be sold:	Agency Transaction
Floor price:	[Insert if any]

The Agency Transaction set forth in this Notice will not be binding on the Company or Agent unless and until the Company delivers its Acceptance; provided, however, that neither the Company nor Agent will be bound by the terms of this Notice unless the Company delivers its Acceptance by [               ] [am/pm] (New York City time) on [the date hereof     , 2015 ].

II-1

The Agency Transaction, if it becomes binding on the parties, shall be subject to all of the representations, warranties, agreements, covenants and other terms and conditions of the Sales Agreement, except to the extent amended or modified hereby, all of which are expressly incorporated herein by reference. Each of the representations, warranties and agreements set forth in the Sales Agreement shall be deemed to have been made at and as of the date of the Company’s Acceptance and on any Purchase Date and any Settlement Date.

If the foregoing conforms to your understanding of our agreement, please so indicate by providing your Acceptance in the manner contemplated by the Sales Agreement.

Very truly yours,

GUGGENHEIM SECURITIES, LLC

By:
Name:
Title:

Accepted as of the date hereof:

TETRALOGIC PHARMACEUTICALS CORPORATION

By:
Name:
Title:

II-2

Exhibit A

[Form of Officers’ Certificate]

The undersigned, [     ], the [     ] of TetraLogic Pharmaceuticals Corporation, a corporation organized under the laws of the State of Delaware (the “Company”) and [     ], the [     ] of the Company, pursuant to Section 4(a)(i) of the Sales Agreement between the Company and Guggenheim Securities, LLC, as agent, dated March 13, 2015 (the “Sales Agreement”), each hereby certifies, in their respective capacities as officers of the Company that:

(a)         There has not been, since the date of the Sales Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development involving a material adverse change, in or affecting the current business, prospects, financial position, stockholders’ equity, or results of operations of the Company and its Subsidiaries, taken as a whole, or the Company’s ability to perform in any material respect on a timely basis its obligations under the Sales Agreement;

(b)   The representations and warranties of the Company in Section 1 of the Sales Agreement are true and correct with the same force and effect as though expressly made at and as of the date hereof;

(c)          The Company has complied with all agreements and satisfied all conditions on their part to be performed or satisfied under the Sales Agreement at or prior to the date hereof;

(d)         No stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued and no order preventing or suspending the use of the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to our knowledge, contemplated by the Commission; and

(e)          Each of Pepper Hamilton LLP and Proskauer Rose LLP is entitled to rely on this certificate in connection with the respective opinions the firm is rendering pursuant to the Sales Agreement.

All capitalized terms used herein that are defined in the Sales Agreement have the respective meanings specified therein unless defined herein.

A-1